UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 18, 2007 (September 18, 2007)
O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3038 Sidco Drive
Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)
(615) 256-8500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01	Regulation FD Disclosure
Item 9.01.	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1	Press Release dated September 18, 2007

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On September 18, 2007, O’Charley’s Inc. (the “Company”) announced that Randy Harris, Chief Human Resources Officer, has resigned effective October 5, 2007.
Item 7.01 Regulation FD Disclosure
     A copy of the press release announcing Mr. Harris’ resignation and the Company’s related organizational restructuring is furnished as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.
     99.1       Press Release dated September 18, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ Lawrence E. Hyatt
Lawrence E. Hyatt
Chief Financial Officer, Secretary and Treasurer

Date: September 18, 2007